Fees Summary	Jul. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,220,000.00
Previously Paid Amount	0.00
Total Fee Amount	306.59
Total Offset Amount	0.00
Net Fee	$ 306.59